EXHIBIT 99.1
Distribution Tables of Composition of Receivables as of March 31, 2011 (the Cut-off Date)
Set forth below is information as of March 31, 2011 (the “Cut-off Date”) regarding the characteristics of the final pool of receivables to be sold to Nissan Auto Receivables 2011-A Owner Trust on or about April 25, 2011. This information is being filed for informational purposes only. There is no material variance between the characteristics of the receivables in the statistical pool described in the prospectus supplement and the receivables in the pool as of the Cut-off Date.
Characteristics of Receivables as of the Cut-off Date:

Aggregate Principal Balance	$1,295,905,565.09
Number of Receivables	60,988
Average Principal Balance	$21,248.53
Range of Principal Balances	$2,022.80 to $62,283.85
Average Original Amount Financed	$23,882.77
Range of Original Amounts Financed	$6,262.73 to $64,953.28
Weighted Average APR	2.728%
Range of APRs	0.000% to 16.740%
Approximate Weighted Average Original Payments to Maturity	62 payments
Range of Original Payments to Maturity	12 to 72 payments
Approximate Weighted Average Remaining Payments to Maturity	56 payments
Range of Remaining Payments to Maturity	2 to 72 payments
Approximate Percentage by Principal Balance of Receivables with an Original Payment Term of 72 Months	29.39%
Approximate Non-Zero Weighted Average Credit Score(1)	760
Range of FICO® Scores(1)	593 to 886
Approximate Non-Zero Weighted Average Credit Score of Receivables with an Original Payment Term of 72 Months(1)	777
Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles(2)	84.80%(New)
13.66% (Near-New)
1.54% (Used)

Approximate Percentage by Principal Balance of Receivables of New, Near-New and Used Vehicles for Receivables with an Original Payment Term of 72 Months(2)	89.61% (New)
10.39% (Near-New)
0.00% (Used)

Approximate Percentage by Principal Balance of Receivables Financed through Nissan and Infiniti Dealers(2)	93.89% (Nissan)
6.11% (Infiniti)

(1)	Excluding Receivables for which no FICO® score is available.

(2)	Percentages may not add to 100.00% due to rounding.

FICO® Score Distribution of the Receivables

		Percentage of		Percentage of
	Number	Total		Aggregate
	of	Number of	Cut-off Date	Cut-off Date
Distribution by FICO® Score of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Unavailable	762	1.25%	$18,689,875.92	1.44%
593-600	1	0.00	12,235.92	0.00
601 — 650	1,873	3.07	45,583,291.57	3.52
651 — 700	5,900	9.67	129,040,390.05	9.96
701 — 750	17,323	28.40	373,697,978.78	28.84
751 — 800	17,516	28.72	375,448,955.25	28.97
801 — 850	16,401	26.89	329,886,182.46	25.46
851 — 900	1,212	1.99	23,546,655.14	1.82

Total(1).	60,988	100.00%	$1,295,905,565.09	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
Distribution by APR of the Receivables

				Percentage of
				Aggregate Cut-off	Non-Zero
	Number	Percentage of	Cut-off Date	Date	Weighted
	of	Total Number of	Principal	Principal Balance	Average Credit
Distribution by APR of the Receivables (%)	Receivables	Receivables (%)	Balance ($)	(%)	Score(2)
0.00 — 0.49	13,967	22.90%	$304,776,532.63	23.52%	751
0.50 — 0.99	11,188	18.34	227,010,079.79	17.52	789
1.00 — 1.99	7,437	12.19	178,043,492.94	13.74	754
2.00 — 2.99	6,010	9.85	145,281,742.49	11.21	761
3.00 — 3.99	4,381	7.18	76,957,578.18	5.94	767
4.00 — 4.99	4,874	7.99	98,248,782.11	7.58	766
5.00 — 5.99	4,370	7.17	90,943,126.02	7.02	754
6.00 — 6.99	4,442	7.28	95,611,779.82	7.38	756
7.00 — 7.99	2,245	3.68	43,617,937.10	3.37	739
8.00 — 8.99	860	1.41	15,880,894.66	1.23	700
9.00 — 9.99	496	0.81	8,131,240.59	0.63	695
10.00 — 10.99	242	0.40	4,620,279.70	0.36	652
11.00 — 11.99	133	0.22	2,347,003.27	0.18	648
12.00 — 12.99	102	0.17	1,341,041.21	0.10	681
13.00 — 13.99	76	0.12	1,029,183.81	0.08	676
14.00 — 14.99	84	0.14	1,046,700.90	0.08	675
15.00 — 15.99	74	0.12	938,115.06	0.07	675
16.00 — 16.99	7	0.01	80,054.81	0.01	675
17.00 — 17.99	0	0.00	0.00	0.00	n/a
18.00 and above	0	0.00	0.00	0.00	n/a

Total (1)	60,988	100.00%	$1,295,905,565.09	100.00%	760

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no FICO® Score is available.

Geographic Distribution of the Receivables(1)

				Percentage of
		Percentage of		Aggregate
		Total Number		Cut-off Date
	Number of	of Receivables	Cut-off Date	Principal Balance
Geographic Distribution of the Receivables	Receivables	(%)	Principal Balance ($)	(%)
Alabama	993	1.63%	$21,832,204.69	1.68%
Alaska	26	0.04	610,824.38	0.05
Arizona	1,223	2.01	26,960,374.34	2.08
Arkansas	766	1.26	16,761,947.37	1.29
California	8,480	13.90	175,571,589.08	13.55
Colorado	546	0.90	12,711,274.87	0.98
Connecticut	1,153	1.89	22,593,782.57	1.74
Delaware	196	0.32	4,127,188.52	0.32
District of Columbia	59	0.10	1,274,229.56	0.10
Florida	3,845	6.30	79,986,711.62	6.17
Georgia	1,887	3.09	40,868,744.71	3.15
Hawaii	265	0.43	5,600,475.97	0.43
Idaho	72	0.12	1,561,366.32	0.12
Illinois	3,035	4.98	63,283,237.37	4.88
Indiana	748	1.23	15,641,964.47	1.21
Iowa	539	0.88	11,346,348.53	0.88
Kansas	553	0.91	11,229,174.79	0.87
Kentucky	693	1.14	15,028,137.14	1.16
Louisiana	1,178	1.93	27,703,260.41	2.14
Maine	121	0.20	2,432,718.08	0.19
Maryland	1,328	2.18	28,714,098.14	2.22
Massachusetts	1,318	2.16	25,572,425.79	1.97
Michigan	538	0.88	11,125,352.94	0.86
Minnesota	607	1.00	13,134,960.87	1.01
Mississippi	1,038	1.70	22,635,793.60	1.75
Missouri	953	1.56	19,767,387.75	1.53
Montana	58	0.10	1,262,560.44	0.10
Nebraska	196	0.32	4,196,377.39	0.32
Nevada	769	1.26	17,270,440.63	1.33
New Hampshire	266	0.44	5,074,598.31	0.39
New Jersey	2,442	4.00	49,787,996.37	3.84
New Mexico	180	0.30	4,108,749.27	0.32
New York	3,957	6.49	81,611,837.80	6.30
North Carolina	1,528	2.51	32,386,512.06	2.50
North Dakota	44	0.07	958,205.93	0.07
Ohio	1,443	2.37	29,802,125.32	2.30
Oklahoma	743	1.22	16,413,833.72	1.27
Oregon	161	0.26	3,171,819.59	0.24
Pennsylvania	2,509	4.11	51,182,249.52	3.95
Rhode Island	202	0.33	3,847,044.23	0.30
South Carolina	449	0.74	9,248,641.71	0.71
South Dakota	40	0.07	922,199.85	0.07
Tennessee	2,051	3.36	44,097,233.51	3.40
Texas	8,658	14.20	192,840,752.19	14.88
Utah	275	0.45	6,705,355.45	0.52
Vermont	69	0.11	1,463,225.72	0.11
Virginia	1,459	2.39	32,162,943.58	2.48
Washington	403	0.66	9,202,090.17	0.71
West Virginia	345	0.57	7,761,821.33	0.60
Wisconsin	519	0.85	10,875,215.61	0.84
Wyoming	52	0.09	1,255,623.27	0.10
Other	10	0.02	220,538.24	0.02

Total(2)	60,988	100.00%	$1,295,905,565.09	100.00%

(1)	Based solely on the billing addresses of the Obligors as of the Cut-off Date.

(2)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Model of the Receivables

	Number	Percentage of		Percentage of Aggregate
	of	Total Number of	Cut-off Date	Cut-off Date
Distribution by Model of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Altima	16,723	27.42%	$328,604,091.39	25.36%
Rogue	8,857	14.52	182,914,697.92	14.11
Murano	6,544	10.73	173,322,281.37	13.37
Maxima	4,568	7.49	123,616,699.12	9.54
Sentra	5,685	9.32	90,809,767.40	7.01
Versa	3,704	6.07	52,489,297.46	4.05
Altima Cpe	1,608	2.64	34,100,794.50	2.63
Pathfinder	1,330	2.18	32,841,345.27	2.53
Xterra	1,388	2.28	31,869,718.78	2.46
Titan	1,089	1.79	29,560,142.27	2.28
G37	969	1.59	28,572,493.61	2.20
Juke	1,184	1.94	26,443,087.60	2.04
Frontier	1,263	2.07	26,224,748.62	2.02
Armada	642	1.05	21,935,372.75	1.69
Crew Cab	913	1.50	20,784,425.29	1.60
Cube	904	1.48	15,123,934.42	1.17
Qx56	275	0.45	11,241,889.76	0.87
M35	614	1.01	11,147,500.58	0.86
Other	2,728	4.47	54,303,276.98	4.19

Total(1)	60,988	100.00%	$1,295,905,565.09	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.
Distribution by Vehicle Type of the Receivables

				Percentage of
	Number	Percentage of		Aggregate
	of	Total Number of	Cut-off Date	Cut-off Date
Distribution by Vehicle Type of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)
Car	36,501	59.85%	$718,643,807.66	55.45%
Crossover	17,096	28.03	394,371,741.72	30.43
SUV	3,784	6.20	100,272,946.38	7.74
Truck	3,357	5.50	78,125,505.67	6.03
Van	175	0.29	3,197,531.34	0.25
Other	75	0.12	1,294,032.32	0.10

Total(1)	60,988	100.00%	$1,295,905,565.09	100.00%

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

Distribution by Original and Remaining Payments to Maturity of the Receivables

				Percentage of	Non-Zero
	Number	Percentage of		Aggregate	Weighted Average
Distribution by Original Payments to	of	Total Number of	Cut-off Date	Cut-off Date	Credit
Maturity of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)	Score(2)
12	5	0.01%	$20,606.40	0.00%	789
13 to 24	95	0.16	822,951.74	0.06	776
25 to 36	2,998	4.92	50,732,785.13	3.91	769
37 to 48	2,982	4.89	42,780,150.91	3.30	758
49 to 60	36,654	60.10	756,866,609.95	58.40	755
61 to 72	18,254	29.93	444,682,460.96	34.31	768

Total(1)	60,988	100.00%	$1,295,905,565.09	100.00%	760

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no FICO® Score is available.

				Percentage of	Non-Zero
	Number	Percentage of		Aggregate	Weighted Average
Distribution by Remaining Payments to	of	Total Number of	Cut-off Date	Cut-off Date	Credit
Maturity of the Receivables	Receivables	Receivables (%)	Principal Balance ($)	Principal Balance (%)	Score(2)
2 to 12	72	0.12%	$221,408.99	0.02%	724
13 to 24	351	0.58	3,353,388.58	0.26	742
25 to 36	3,830	6.28	61,542,372.03	4.75	768
37 to 48	3,761	6.17	61,282,004.78	4.73	762
49 to 60	36,938	60.57	771,689,750.09	59.55	753
61 to 72	16,036	26.29	397,816,640.62	30.70	772

Total(1)	60,988	100.00%	$1,295,905,565.09	100.00%	760

(1)	Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

(2)	Excluding Receivables for which no Credit Score is available.